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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2001

                             VITRIA TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   000-27207                             77-0386311
             (Commission File No.)            (IRS Employer identification No.)

                                945 STEWART DRIVE
                               SUNNYVALE, CA 94086

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 212-2700

                                       1.

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ITEM 5. OTHER EVENTS.

On July 30, 2001, John Wheeler was named Vitria Technology Inc.'s Executive Vice President of Worldwide Operations. In this position, Mr. Wheeler has responsibility for sales, consulting relationships, strategic alliances and business development. Mr. Wheeler worked at Oracle Corporation from 1992 to 2001, most recently as senior vice president for Oracle Service Industries, focusing on telecommunications, utilities, healthcare and higher education. Prior to his work at Oracle, Mr. Wheeler held executive management positions at Nextel Communications, Tandem Computers and Rockwell International.

                                       2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2001            VITRIA TECHNOLOGY, INC.

                                  By: /s/ Paul R. Auvil
                                     -------------------------------------------
                                     Paul R. Auvil, III
                                     Vice President, Finance and Chief Financial
                                     Officer

                                       3.